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                                                                    EXHIBIT 99.2

                          ALARIS MEDICAL SYSTEMS, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                 11 5/8% SERIES A SENIOR SECURED NOTES DUE 2006
                              IN EXCHANGE FOR NEW
                 11 5/8% SERIES B SENIOR SECURED NOTES DUE 2006

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 11 5/8% Series A Senior Secured Notes due 2006 (the "Private Notes") of ALARIS Medical Systems, Inc., a Delaware corporation (the "Company"), who wish to tender their Private Notes for an equal principal amount of new 11 5/8% Series B Senior Secured Notes due 2006 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act") if (i) the Private Notes, a duly completed and executed letter of transmittal (the "Letter of Transmittal") and all other required documents cannot be delivered to HSBC Bank USA (the "Exchange
Agent") prior to 5:00 P.M., New York City time, on             , 2002, or such
later date and time to which the exchange offer may be extended (the "Expiration Date") or (ii) the procedures for delivery of the Private Notes being tendered by book-entry transfer, together with a duly completed and executed Letter of Transmittal, cannot be completed on or prior to 5:00 P.M., New York City time, on the Expiration Date.

    This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer-Procedures for Tendering" in the Prospectus (as defined herein). The Company has the right to reject a tender of Private Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either
(a) the Private Notes tendered thereby, in proper form for transfer, or
(b) confirmation of book-entry transfer in the manner set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 P.M., New York City time, on the third New York Stock Exchange trading day following the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for The Exchange Offer Is:
                                 HSBC BANK USA

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:
                                 HSBC Bank USA
                                  Lower Level
                                One Hanson Place
                            Brooklyn, New York 11243
                           ATTENTION: ISSUER SERVICES

                 BY FACSIMILE (FOR ELIGIBLE INSTITUTIONS ONLY):
                           Facsimile: (718) 488-4488
                            ATTENTION: PAULETTE SHAW
                      Confirm by Telephone: (718) 488-4475

    Delivery of this Notice Of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to
the conditions set forth in the Prospectus dated             , 2001 (as the same
may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Guaranteed Delivery Procedures" and in instruction 2 to the Letter of Transmittal.

DESCRIPTION OF SECURITIES TENDERED

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                                                    CERTIFICATE        AGGREGATE
  NAME AND ADDRESS OF REGISTERED HOLDER AS IT       NUMBER(S) OF    PRINCIPAL AMOUNT  PRINCIPAL AMOUNT
          APPEARS ON THE PRIVATE NOTES             PRIVATE NOTES     REPRESENTED BY   OF PRIVATE NOTES
                 (PLEASE PRINT)                       TENDERED       PRIVATE NOTES       TENDERED*

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

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

*   Must be tendered only in integral multiples of $1,000.

If the Private Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ___________________

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                                PLEASE SIGN HERE

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

x                                           Date:                                         , 2002
    -------------------------------------          -------------------------------------
x                                           Date:                                         , 2002
    -------------------------------------          -------------------------------------

Signature(s) of Owner(s)
Or Authorized Signatory

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Area Code and Telephone Number: ________________________

Must be signed by the holder(s) of the Private Notes as their name(s) appear(s) on certificates of the Private Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es)

Name(s):
              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

Capacity:
              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

              ------------------------------------------------------------

Address(es):
              ------------------------------------------------------------

              ------------------------------------------------------------

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

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution, "including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Private Notes tendered hereby, in proper from for transfer, or (b) confirmation of the book-entry transfer of such Private Notes to the Exchange Agent's account at the Depository Trust Company ("DTC") maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 P.M., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Private Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm: -----------------------------       -------------------------------------------
                                                             (Authorized Signature)

Address: -----------------------------------      Title: -------------------------------------

         -----------------------------------       Name: ------------------------------------
                                  (zip code)                 (Please type or print)

Area Code and
Telephone Number: ------------------------        Date: -------------------------------------

    NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. CERTIFICATES FOR PRIVATE NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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